UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 23, 2005
                                                --------------------------------

                      GS Mortgage Securities Corporation II
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            (Exact name of registrant as specified in its charter)


         New York                  333-115888-02               22-3442024
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      (State or other               (Commission             (I.R.S. Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)



          85 Broad Street, New York, N.Y.                       10004
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      (Address of principal executive offices)               (Zip Code)


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         (Former name or former address, if changed since last report.)

Registrant's telephone number, including area code  (212) 902-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2005-GG4 (the "Certificates"). On June 23, 2005, GS Mortgage Securities Corporation II (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as master servicer, LNR Partners, Inc. as special servicer, and Wells Fargo Bank, N.A., as trustee, of the Certificates, issued in thirty classes. The Class A-1, Class A-1P, Class A-DP, Class A-2, Class A-3, Class A-ABA, Class A-ABB, Class A-4, Class A-4A, Class A-4B, Class A-1A, Class A-J, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), with an aggregate principal balance as of June 1, 2005 (the "Cut-Off Date") of $3,715,740,000, were sold to Goldman, Sachs & Co. ("Goldman"), Greenwich Capital Markets, Inc. ("GCMI"), Credit Suisse First Boston LLC ("CSFB"), Bear, Stearns & Co. Inc. ("BSCI"), Morgan Stanley & Co. Incorporated ("MSCI") and Wachovia Capital Markets, LLC ("Wachovia" and, together with Goldman, GCMI, CSFB, BSCI and MSCI, the "Underwriters") pursuant to an Underwriting Agreement, dated June 9, 2005, by and between the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2005, among the Company, Wells Fargo Bank, N.A., LNR Partners, Inc., and GMAC Commercial Mortgage Corporation.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       GS MORTGAGE SECURITIES
                                          CORPORATION II




                                       By: /s/ Leo Huang
                                          --------------------------------------
                                          Name:   Leo Huang
                                          Title:  Chief Financial Officer

Date:  July 8, 2005

                                Exhibit Index

Item 601(a) of Regulation
     S-K Exhibit No.          Description
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            4                 Pooling and Servicing Agreement, dated as of
                              June 1, 2005, among the Company, Wells Fargo
                              Bank, N.A., LNR Partners, Inc., and GMAC
                              Commercial Mortgage Corporation.